Exhibit 4.7

REGISTRATION RIGHTS AGREEMENT

Dated as of September 22, 2009

Among

MXENERGY HOLDINGS INC.

and

THE GUARANTORS NAMED HEREIN

as Issuers,

and

the holders of the 13.25% Senior Subordinated Secured Notes due 2014

i

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of September 22, 2009, among MXENERGY HOLDINGS INC., a Delaware corporation (the “Company”), the subsidiaries of the Company listed on Schedule 1 hereto (collectively, and together with any entity that in the future executes a supplemental indenture pursuant to which such entity agrees to guarantee the Notes (as hereinafter defined), the “Guarantors,” and together with the Company, the “Issuers”) and the holders (collectively with any Transferee (as defined herein) that becomes a party to this Agreement pursuant to Section 11 hereof, the “Note Holders”) of the 13.25% Senior Subordinated Secured Notes due 2014 (the “Notes”) guaranteed on a senior subordinated secured basis by the Guarantors (the “Guarantees”).

This Agreement is entered into in connection with the Company’s Second Amended and Restated Offering Memorandum and Consent Solicitation Statement, dated August 27, 2009, as the same may be amended or supplemented from time to time (the “Offering Memorandum”), which provides for, among other things, the exchange (the “Exchange Offer”) of the Company’s Floating Rate Senior Notes due 2011 (the “Existing Notes”) for, among other things, Notes. In order to induce the Note Holders to consummate the Exchange Offer, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Note Holders and any subsequent holder or holders of the Notes.  The execution and delivery of this Agreement is a condition to the Exchange Offer pursuant to the Offering Memorandum.

The parties hereby agree as follows:

1.                                      Definitions

As used in this Agreement, the following terms shall have the following meanings:

Additional Interest:  See Section 5(a) hereof.

Advice:  See the last paragraph of Section 6 hereof.

Affiliate Holder: See Section 2(d) hereof.

Agreement:  See the introductory paragraphs hereto.

Applicable Period:  See Section 2(b) hereof.

Application:  See Section 8(a) hereof.

Business Day:  Any day that is not a Saturday, Sunday or a day on which banking institutions in New York are authorized or required by law to be closed.

Company:  See the introductory paragraphs hereto.

Demand Notes: See Section 4(a) hereof.

Demand Notice: See Section 2(d) hereof.

Demand Effectiveness Date: See Section 4(b) hereof.

Demand Effectiveness Period: See Section 4(b) hereof.

Demand Registration: See Section 4(a) hereof.

Demand Registration Statement. See Section 4(a) hereof.

Demand Response Date: See Section 4(a) hereof.

Demand Suspension Period: See Section 4(b) hereof.

Event Date:  See Section 5(b) hereof.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

Exchange Notes:  See Section 2(a) hereof.

Exchange Offer:  See Section 2(a) hereof.

Exchange Offer Registration Statement:  See Section 2(a) hereof.

FINRA:  See Section 6(s) hereof.

Freely Tradable:  With respect to a Note (and the related Guarantee), a Note (and the related Guarantee) that at any time of determination, if it were not held by an affiliate (as defined in Rule 405) of the Company, (i) may be resold to the public without volume restrictions in accordance with Rule 144 or any successor provision thereof (whether or not the Company has failed to file any reports under the Exchange Act) or otherwise, (ii) does not bear any restrictive legends relating to the Securities Act and (iii) does not bear a restricted CUSIP number.

Free Writing Prospectus:  Each free writing prospectus (as defined in Rule 405) prepared by or on behalf of the Company or used or referred to by the Company in connection with the sale of the Notes or the Exchange Notes.

Guarantees:  See the introductory paragraphs hereto.

Guarantors:  See the introductory paragraphs hereto.

Holder:  Any holder of a Registrable Note or Registrable Notes.

Indenture:  The Indenture, dated as of September 22, 2009, by and among the Company, the Guarantors, and Law Debenture Trust Company of New York, as Trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

Information:  See Section 6(o) hereof.

Initial Shelf Registration:  See Section 3(a) hereof.

Inspectors:  See Section 6(o) hereof.

Issue Date:  September 22, 2009, the date of original issuance of the Notes.

Issuers:  See the introductory paragraphs hereto.

Note Holders: See the introductory paragraphs hereto.

Notes:  See the introductory paragraphs hereto.

Participant:  See Section 8(a) hereof.

Participating Broker-Dealer: See Section 2(b) hereof.

Person:  An individual, trustee, corporation, partnership, limited liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

Prospectus:  The prospectus included in any Registration Statement (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act and any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

Records:  See Section 6(o) hereof.

Registrable Notes:  Each Note (and the related Guarantee) upon its original issuance and at all times subsequent thereto, until, in each case, the earliest to occur of (i) a Registration Statement covering such Note has been declared effective by the SEC and such Note (and the related Guarantee) has been disposed of in accordance with such effective Registration Statement, (ii) such Note has been exchanged pursuant to the Exchange Offer for an Exchange Note, (iii) such Note (and the related Guarantee) ceases to be outstanding for purposes of the Indenture or (iv) such Note (and the related Guarantee) is not held by an affiliate (as defined in Rule 405) of the Company and is Freely Tradable.

Registration Statement:  Any registration statement of the Company that covers any of the Notes or the Exchange Notes (and the related Guarantees) filed with the SEC under the Securities Act, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

Registration Trigger Date:  The fifth Business Day following the one-year anniversary of the Issue Date.

Regulatory Requirements:  See the last paragraph of Section 1 hereof.

Rule 144:  Rule 144 under the Securities Act.

Rule 144A:  Rule 144A under the Securities Act.

Rule 405:  Rule 405 under the Securities Act.

Rule 415:  Rule 415 under the Securities Act.

Rule 424:  Rule 424 under the Securities Act.

SEC:  The U.S. Securities and Exchange Commission.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

Shelf Effectiveness Date: See Section 3(a) hereof.

Shelf Effectiveness Period:  See Section 3(a) hereof.

Shelf Notice:  See Section 2(c) hereof.

Shelf Registration:  See Section 3(b) hereof.

Shelf Registration Statement:  Any Registration Statement relating to a Shelf Registration.

Shelf Suspension Period:  See Section 3(a) hereof.

Subsequent Shelf Registration:  See Section 3(b) hereof.

TIA:  The Trust Indenture Act of 1939, as amended.

Trustee:  The trustee under the Indenture and the trustee (if any) under any indenture governing the Exchange Notes (and the related Guarantees).

Underwritten registration or underwritten offering:  A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

Except as otherwise specifically provided, all references in this Agreement to acts, laws, statutes, rules, regulations, releases, forms, no-action letters and other regulatory requirements (collectively, “Regulatory Requirements”) shall be deemed to refer also to any amendments thereto and all subsequent Regulatory Requirements adopted as a replacement thereto having substantially the same effect therewith; provided that Rule 144 shall not be deemed to amend or replace Rule 144A.

2.                                      Exchange Offer

(a)                                 Unless the Exchange Offer would violate applicable law or any applicable interpretation of the staff of the SEC, with respect to any Notes that on the Registration Trigger Date are Registrable Notes, the Issuers shall use their respective commercially reasonable efforts to file with the SEC a Registration Statement (the “Exchange Offer Registration Statement”) on an appropriate registration form with respect to a registered offer (the “Exchange Offer”) to exchange any and all of the Registrable Notes for a like aggregate principal amount of debt securities of the Company (the “Exchange Notes”), guaranteed on a senior secured subordinated basis by the Guarantors, that are identical in all material respects to the Notes, except that (i) the Exchange Notes shall contain no restrictive legend thereon and (ii) interest thereon shall accrue from the last date on which interest was paid on the Notes or, if no such interest has been paid, from the Issue Date, and which are entitled to the benefits of the Indenture or a trust indenture which is identical in all material respects to the Indenture (other than such changes to the Indenture or any such identical trust indenture as are necessary to comply with the TIA) and which, in either case, has been qualified under the TIA.  The Exchange Offer shall comply in all material respects with all applicable tender offer rules and regulations under the Exchange Act and other applicable laws.  The Issuers shall (x) use their respective commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act; (y) keep the Exchange Offer open for at least 20 Business Days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; and (z) consummate the Exchange Offer on or prior to the 45th day following the effectiveness of the Exchange Offer Registration Statement.

Each Holder who participates in the Exchange Offer (including, without limitation, each Participating Broker-Dealer) will be required to represent to the Issuers in writing (which may be contained in the applicable letter of transmittal) that: (i) any Exchange Notes acquired in exchange for Registrable Notes tendered are being acquired in the ordinary course of business of the Person receiving such Exchange Notes, whether or not such recipient is such Holder itself; (ii) at the time of the commencement or consummation of the Exchange Offer neither such Holder nor, to the actual knowledge of such Holder, any other Person receiving Exchange Notes from such Holder has an arrangement or understanding with any Person to participate in the “distribution” (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act; (iii) neither the Holder nor, to the actual knowledge of such Holder, any other Person receiving Exchange Notes from such Holder is an “affiliate” (as defined in Rule 405) of the Company; (iv) neither such Holder nor, to the actual knowledge of such Holder, any other Person receiving Exchange Notes from such Holder is engaging in or intends to engage in a distribution of the Exchange Notes; and (v) if such Holder is a Participating Broker-Dealer, such Holder has acquired the Registrable Notes as a result of market-making activities or other trading activities and that it will comply with the applicable provisions of the Securities Act (including, but not limited to, the prospectus delivery requirements thereunder) in connection with any resale of the Exchange Notes.

Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Exchange Notes as to which Section 2(d) and Section 4 are applicable, and the Company shall have no further obligation to register Registrable Notes (other than Registrable Notes as to which Section 2(d) and Section 4 hereof apply) pursuant to Section 3 hereof.

No securities other than the Exchange Notes (and related guarantees) shall be included in the Exchange Offer Registration Statement.  Notwithstanding anything to the contrary contained herein, no “affiliate” (as defined in Rule 405) of the Company shall be entitled or permitted to participate in the Exchange Offer or to have such Holder’s Registrable Notes included in an Exchange Offer Registration Statement.

(b)                                 The Issuers shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled “Plan of Distribution,” which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential “underwriter” status of any broker-dealer that is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of Exchange Notes received by such broker-dealer in the Exchange Offer (a “Participating Broker-Dealer”), whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies represent the prevailing views of the staff of the SEC.  Such “Plan of Distribution” section shall also expressly permit, to the extent permitted by applicable policies and regulations of the SEC, the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including, to the extent permitted by applicable policies and regulations of the SEC, all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Notes in compliance with the Securities Act.

The Issuers shall use their respective commercially reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as is necessary to comply with applicable law in connection with any resale of the Exchange Notes; provided, however, that such period shall not be required to exceed 90 days or such longer period if extended pursuant to the last paragraph of Section 6 hereof (the “Applicable Period”).

In connection with the Exchange Offer, the Issuers shall:

(1)           mail, or cause to be mailed, to each Holder of record entitled to participate in the Exchange Offer a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

(2)           use their respective commercially reasonable efforts to keep the Exchange Offer open for not less than 20 Business Days after the date that notice of the Exchange Offer is mailed to Holders (or longer if required by applicable law);

(3)           utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York;

(4)           permit Holders to withdraw tendered Notes at any time prior to the close of business, New York time, on the last Business Day on which the Exchange Offer remains open; and

(5)           otherwise comply in all material respects with all applicable laws, rules and regulations.

As soon as practicable after the close of the Exchange Offer the Issuers shall:

(1)           accept for exchange all Registrable Notes validly tendered and not validly withdrawn pursuant to the Exchange Offer;

(2)           deliver to the Trustee for cancellation all Registrable Notes so accepted for exchange; and

(3)           cause the Trustee to authenticate and deliver promptly to each Holder of Notes, Exchange Notes, equal in principal amount to the Notes of such Holder so accepted for exchange; provided that, in the case of any Notes held in global form by a depositary, authentication and delivery to such depositary of one or more replacement Notes in global form in an equivalent principal amount thereto for the account of such Holders in accordance with the Indenture shall satisfy such authentication and delivery requirement.

The Exchange Offer shall not be subject to any conditions, other than that (i) the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC; (ii) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Issuers to proceed with the Exchange Offer, and no material adverse development shall have occurred in any existing action or proceeding with respect to the Issuers; and (iii) all governmental approvals shall have been obtained, which approvals the Issuers deem necessary for the consummation of the Exchange Offer.

The Exchange Notes shall be issued under (i) the Indenture or (ii) an indenture identical in all material respects to the Indenture, with such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the TIA, and which, in either case, has been qualified under the TIA or is exempt from such qualification and shall provide that the Exchange Notes shall not be subject to the transfer restrictions set forth in the Indenture.  The Indenture or such indenture shall provide that the Exchange Notes and the Notes shall vote and consent together on all matters as one class and that none of the Exchange Notes or the Notes will have the right to vote or consent as a separate class on any matter.

(c)                                  If, (i) because of any change in law or in currently prevailing interpretations of the staff of the SEC, the Issuers are not permitted to effect the Exchange Offer or (ii) the Exchange Offer is not consummated on or prior to the 45th day following the Registration Trigger Date, in the case of each of clauses (i) and (ii) of this sentence, then the Issuers shall promptly deliver to the Holders and the Trustee written notice thereof (the “Shelf Notice”) and shall file a Shelf Registration pursuant to Section 3 hereof.

(d)                                 Upon the request of holders of $10 million aggregate outstanding principal amount of Notes who are affiliates on the Registration Trigger Date (the “Affiliate Holders”), the Issuers will use their respective commercially reasonable efforts to file with the SEC and cause to become effective one Demand Registration Statement (as defined herein) for the resale of any such Registrable Notes pursuant to Section 4 hereof. In connection therewith, the Issuers shall promptly deliver to the Holders and the Trustee written notice of such request (the “Demand Notice”).

3.                                      Shelf Registration

If at any time a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

(a)           Shelf Registration.  The Issuers shall as promptly as practicable file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 (the “Initial Shelf Registration”) covering all of the Registrable Notes (other than Registrable Notes held by an “affiliate” (as defined in Rule 405) of the Company).  The Issuers shall use their respective commercially reasonable efforts to file with the SEC the Initial Shelf Registration.  The Initial Shelf Registration shall be on Form S-1 or another appropriate form (as reasonably determined by the Issuers) permitting registration of such Registrable Notes for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings).  The Issuers shall not permit any securities other than the Registrable Notes (and the related Guarantees) to be included in the Initial Shelf Registration or any Subsequent Shelf Registration (as defined below).

The Issuers shall use their respective commercially reasonable efforts to cause the Shelf Registration to be declared effective under the Securities Act on or prior to the 90th day following the delivery of the Shelf Notice (the “Shelf Effectiveness Date”) and to

keep the Initial Shelf Registration continuously effective under the Securities Act until the date that is 180 days from the effective date of the Initial Shelf Registration or such shorter period ending when all Notes cease to be Registrable Notes or all Registrable Notes covered by the Initial Shelf Registration have been sold in the manner set forth and as contemplated in the Initial Shelf Registration or, if applicable, a Subsequent Shelf Registration (the “Shelf Effectiveness Period”); provided, however, that the Shelf Effectiveness Period in respect of the Initial Shelf Registration shall be extended to the extent required to permit dealers to comply with the applicable prospectus delivery requirements of Rule 174 under the Securities Act and as otherwise provided herein and shall be subject to reduction to the extent that the Notes or the Exchange Notes, covered by the Shelf Registration Statement become Freely Tradable.  Notwithstanding anything to the contrary in this Agreement, at any time, the Issuers may delay the filing of any Shelf Registration Statement or delay or suspend the effectiveness thereof, for a reasonable period of time, but not in excess of an aggregate of 60 days in any twelve-month period (a “Shelf Suspension Period”), if the Board of Directors of the Company determines reasonably and in good faith that the filing of any such Shelf Registration Statement or the continuing effectiveness thereof would require the disclosure of non-public material information that, in the reasonable judgment of the Board of Directors of the Company, would materially adversely affect a financing, acquisition, disposition, merger or other material transaction involving the Company.  Notwithstanding anything to the contrary contained herein, no “affiliate” (as defined in Rule 405) of the Company shall be entitled or permitted to participate in a Shelf Registration or to have such Holder’s Registrable Notes included in a Shelf Registration Statement.

(b)                                 Withdrawal of Stop Orders; Subsequent Shelf Registrations.  If the Initial Shelf Registration or any Subsequent Shelf Registration ceases to be effective for any reason at any time during the Shelf Effectiveness Period (other than because of the sale of all of the Notes registered thereunder), the Issuers shall use their respective commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend such Shelf Registration Statement in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement pursuant to Rule 415 covering all of the Registrable Notes covered by and not sold under the Initial Shelf Registration or an earlier Subsequent Shelf Registration (each, a “Subsequent Shelf Registration”).  If a Subsequent Shelf Registration is filed, the Issuers shall use their respective commercially reasonable efforts to cause the Subsequent Shelf Registration to be declared effective under the Securities Act as soon as practicable after such filing and to keep such subsequent Shelf Registration continuously effective for a period equal to the number of days in the Shelf Effectiveness Period less the aggregate number of days during which the Initial Shelf Registration or any Subsequent Shelf Registration was previously continuously effective.  As used herein the term “Shelf Registration” means the Initial Shelf Registration and any Subsequent Shelf Registration.

(c)                                  Supplements and Amendments.  The Issuers shall promptly supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Notes (or their counsel) covered by such Registration Statement with respect to the information included therein with respect to one or more of such Holders, or by any underwriter of such Registrable Notes with respect to the information included therein with respect to such underwriter.

4.                                       Demand Registration

If at any time a Demand Notice is delivered as contemplated by Section 2(c) hereof, then:

(a)                                  The Issuers will give written notice of such request to all other Affiliate Holders, and will use their respective commercially reasonable efforts to register (a “Demand Registration”), in accordance with the provisions of this Agreement, all Registrable Notes (the “Demand Notes”) that have been requested to be registered by the Affiliate Holders in the Demand Notice and by any other Affiliate Holders by written notice to the Issuers given on or prior to thirty (30) days) after the date the Issuers have given such Affiliate Holders notice of the Demand Request (the “Demand Response Date”).  In connection with a Demand Registration, the Issuers shall, as promptly as practical following the Demand Response Date, file with the SEC a Registration Statement for the resale of all Demand Notes (the “Demand Registration Statement”).  The Issuers shall use their respective commercially reasonable efforts to file with the SEC the Demand Registration Statement.  The Demand Registration shall be on Form S-1 or Form S-3 (if available) or another appropriate form (as reasonably determined by the Issuers) permitting registration of such Demand Notes for resale by Affiliate Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings).  The Issuers shall not permit any securities other than the Demand Notes (and the related Guarantees) to be included in the Demand Registration Statement.

(b)                                 The Issuers shall use their respective commercially reasonable efforts to cause the Demand Registration Statement to be declared effective under the Securities Act on or prior to the 90th day following the delivery of the Demand Notice (the “Demand Effectiveness Date”) and to keep the Demand Registration Statement continuously effective under the Securities Act until the date that is 90 days from the effective date of the Demand Registration Statement or such shorter period ending when all Demand Notes covered by the Demand Registration Statement have been sold in the manner set forth and as contemplated in the Demand Registration Statement (the “Demand Effectiveness Period”).  The Issuers will not be obligated to effect more than one Demand Registration; provided that a request for registration will not count for purposes of this limitation if (i) the Demand Registration Statement relating to such request is not declared effective within 180 days of the date such Demand Registration Statement is first filed with the SEC; (ii) at least 50% of the Demand Notes requested by the Affiliate Holders to be included in the registration are not able to be sold by the underwriters in the case of an underwritten offering; or (iii) the conditions to closing specified in the underwriting agreement entered into in connection with an underwritten offering are not satisfied (other than as a result of a material default or breach thereunder by the Affiliate Holders).  Notwithstanding anything to the contrary in this Agreement, at any time, the Issuers may delay the filing of any Demand Registration Statement or delay or suspend the effectiveness thereof, for a reasonable period of time, but not in excess of an aggregate of 60 days in any twelve-month period (a “Demand Suspension Period”), if the Board of Directors of the Issuers determines reasonably and in good faith that the filing of any such Demand Registration Statement or the continuing effectiveness thereof would require the disclosure of non-public material information that, in the reasonable judgment of the Board of Directors of the Company, would materially adversely affect a financing, acquisition, disposition, merger or other material transaction involving the Company.

(c)                              Withdrawal of Stop Orders; Subsequent Shelf Registrations.  If the Demand Registration Statement ceases to be effective for any reason at any time during the Demand Effectiveness Period (other than because of the sale of all of the Demand Notes registered thereunder), the Issuers shall use their respective commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within 30 days of such cessation of effectiveness amend such Demand Registration Statement in a manner to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Demand Registration Statement covering all of the Demand Notes covered by and not sold under the Demand Registration Statement.  The Issuers shall use their respective commercially reasonable efforts to cause any additional Demand Registration Statement to be declared effective under the Securities Act as soon as practicable after such filing and to keep any additional Demand Registration Statement or the original Demand Registration Statement continuously effective for a period equal to the number of days in the Demand Effectiveness Period less the aggregate number of days during which the original Demand Registration Statement or any additional Demand Registration Statement was previously continuously effective.

(d)                             Supplements and Amendments.  The Issuers shall promptly supplement and amend the Demand Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Demand Registration Statement, if required by the Securities Act, or if reasonably requested by the Affiliate Holders of a majority in aggregate principal amount of the Demand Notes (or their counsel) covered by such Registration Statement with respect to the information included therein with respect to one or more of such Affiliate Holders, or by any underwriter of such Demand Notes with respect to the information included therein with respect to such underwriter.

5.                                       Additional Interest

(a)                                  The Issuers and the Note Holders agree that the Holders will suffer damages if the Issuers fail to fulfill their obligations under Section 2, Section 3 or Section 4 hereof and that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, the Issuers agree to pay, jointly and severally, as liquidated damages, additional interest on the Notes (“Additional Interest”) under the circumstances and to the extent set forth below (each of which shall be given independent effect):

(i)                                     if (x) the Exchange Offer Registration Statement is not declared effective on or prior to the Registration Trigger Date or (y) the Exchange Offer is not consummated within 45 days after the Exchange Offer Registration Statement becomes effective, then Additional Interest shall accrue on the principal amount of the Registrable Notes at a rate of 0.25% per annum for the first 90 days immediately following the Registration Trigger Date or the 45th day following the effective date of the Exchange Offer Registration Statement, as applicable, and such Additional Interest rate shall increase by an additional 0.25% per annum at the beginning of the immediately following 90-day period; or

(ii)                                  if the Issuers are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the SEC on or prior to the 90th day following delivery of the Shelf Notice, then, commencing on the day after such 90th day, Additional Interest shall accrue on the principal amount of the Notes at a rate of 0.25% per annum for the first 90 days immediately following the day after such Shelf Effectiveness Date, and such Additional Interest rate shall increase by an additional 0.25% per annum at the beginning of the immediately following 90-day period; or

(iii)                               if the Shelf Registration Statement required by Section 3(a) of this Agreement has been declared effective but thereafter ceases to be effective at any time at which it is required to be effective under this Agreement and such failure to remain effective exists for more than the number of days permitted by the second paragraph of Section 3(a) hereof, then commencing on the first day following the date on which such Shelf Registration Statement ceases to be effective that exceeds the number of days permitted by the second paragraph of Section 3(a) hereof, Additional Interest shall accrue on the Registrable Notes at a rate of 0.25% per annum of the principal amount of such Notes for the first 90 days from and including such day, as applicable, following the date on which such Shelf Registration Statement ceases to be effective and increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period thereafter; or

(iv)                              if the Issuers are required to file a Demand Registration Statement and such Demand Registration Statement, as applicable, is not declared effective by the SEC on or prior to the 90th day following delivery of the Demand Notice, as applicable, then, commencing on the day after such 90th day, Additional Interest shall accrue on the principal amount of the Demand Notes at a rate of 0.25% per annum for the first 90 days immediately following the day after such Demand Effectiveness Date, and such Additional Interest rate shall increase by an additional 0.25% per annum at the beginning of the immediately following 90-day period; or

(v)                                 if the Demand Registration Statement pursuant to Section 4(a) of this Agreement has been declared effective but thereafter ceases to be effective at any time at which it is required to be effective under this Agreement and such failure to remain effective exists for more than the number of days permitted by Section 4(b) hereof, then commencing on the first day following the date on which such Demand Registration Statement ceases to be effective that exceeds the number of days permitted by Section 4(b) hereof, Additional Interest shall accrue on the Demand Notes at a rate of 0.25% per annum of the principal amount of such Demand Notes for the first 90 days from and including such day, as applicable, following the date on which such Demand Registration Statement ceases to be effective and increasing by an additional 0.25% per annum at the beginning of each subsequent 90-day period thereafter;

provided, however, that the Additional Interest rate on any Notes may not accrue under more than one of the foregoing clauses (i) - (v) at any one time and at no time shall the aggregate amount of Additional Interest accruing on any Notes exceed in the aggregate 1.00% per annum; provided, further, however, that (1) upon the completion of the Exchange Offer (in the case of clause (i) above of this Section 5), (2) upon the effectiveness of the Shelf Registration Statement or Demand Registration Statement, as applicable, as required hereunder (in the case of clause (ii) or (iv), as applicable, of this Section 5), or (3) upon the effectiveness of the Shelf Registration Statement or Demand Registration Statement, as applicable, which had ceased to remain effective (in the case of (iii) or (v), as applicable, of this Section 5), Additional Interest on the Registrable Notes in respect of which such events relate as a result of such clause, as the case may be, shall cease to accrue.  Notwithstanding any other provision of this Section 5, the Issuer shall not be obligated to pay Additional Interest provided in Sections 5(a)(ii) or 5(a)(iii) during a Shelf Suspension Period permitted by the second paragraph of Section 3(a) hereof or provided in Section 5(a)(iv) or 5(a)(v) during a Demand Suspension Period permitted by Section 4(b) hereof.

(b)                                 The Issuers shall notify the Trustee within one Business Day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an “Event Date”).  Any amounts of Additional Interest due pursuant to this Section 5 will be payable in cash semiannually on each February 1 and August 1 (to the holders of the applicable Notes record on January 15 and July 15 immediately preceding such dates), commencing with the first such date occurring after any such Additional Interest commences to accrue.  The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the applicable Registrable Notes, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360 day year comprised of twelve 30 day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360.

6.                                       Registration Procedures

In connection with the filing of any Registration Statement pursuant to Section 2, 3 or 4 hereof, the Issuers shall effect such registrations to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Company hereunder each of the Issuers shall:

(a)                              Prepare and file with the SEC prior to the applicable filing date a Registration Statement or Registration Statements as prescribed by Section 2, 3 or 4 hereof, and use their respective commercially reasonable efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that if (1) such filing is pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom the Company has received prior written notice that it will be a Participating Broker-Dealer in the Exchange Offer, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Notes covered by such Registration Statement (with respect to a Registration Statement filed pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof) or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing), which review will, in the case of such counsel, be at the Issuer’s expense.  The Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto if the Holders of a majority in aggregate principal amount of the Registrable Notes covered by such Registration Statement, their counsel, or the managing underwriters, if any, shall reasonably object on a timely basis.

(b)                             Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement, Demand Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Shelf Effectiveness Period, the Demand Effectiveness Period, the Applicable Period or until consummation of the Exchange Offer, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424; and comply in all material respects with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by any Participating Broker-Dealer covered by any such Prospectus.  The Company shall be deemed not to have used its commercially reasonable efforts to keep a Registration Statement effective if the Company voluntarily takes any action that would result in selling Holders of the Registrable Notes covered thereby or Participating Broker-Dealers seeking to sell Exchange Notes not being able to sell such Registrable Notes or such Exchange Notes during that period unless such action is required by applicable law or permitted by this Agreement.

(c)                              If (1) a Shelf Registration or Demand Registration Statement is filed pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof, as applicable, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period relating thereto from whom the Company has received written notice that it will be a Participating Broker-Dealer in the Exchange Offer or notify the selling Holders of Registrable Notes (with respect to a Registration Statement filed pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof), or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, their counsel and the managing underwriters, if any, as promptly as possible, and, if requested by any such Person, confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Company, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Notes or resales of Exchange Notes by Participating Broker-Dealers the representations and warranties of the Issuers contained in any agreement (including any underwriting agreement) contemplated by Section 6(n) hereof cease to be true and correct in all material respects, (iv) of the receipt by any Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the

Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Issuers’ determination that a post-effective amendment to a Registration Statement would be appropriate.

(d)                             Use their respective commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Notes or the Exchange Notes to be sold by any Participating Broker-Dealer, for sale in any jurisdiction, and, if any such order is issued, to use their respective commercially reasonable efforts to obtain the withdrawal of any such order at the earliest practicable moment.

(e)                              If a Shelf Registration or Demand Registration Statement is filed pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof, as applicable, and if requested during the Effectiveness Period by the managing underwriter or underwriters (if any), the Holders of a majority in aggregate principal amount of the Registrable Notes being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) as promptly as practicable incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, any Participating Broker-Dealer or counsel for any of them reasonably request to be included therein, (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement; provided, however, that the Issuers shall not be required to take any action hereunder that would, in the opinion of counsel to the Issuers, violate applicable laws.

(f)                                If (1) a Shelf Registration or Demand Registration Statement is filed pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof, as applicable, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, furnish to each selling Holder of Registrable Notes (with respect to a Registration Statement filed pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof) and to each such Participating Broker-Dealer who so requests (with respect to any such Registration Statement) and to their respective counsel and each managing underwriter, if any, at the sole expense of the Company, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

(g)                             If (1) a Shelf Registration or Demand Registration Statement is filed pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof, as applicable, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, deliver to each selling Holder of Registrable Notes (with respect to a Registration Statement filed pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof), or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Company, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, the Issuers hereby consent to the use (other than during any Shelf Suspension Period) of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers, if any, in connection with the offering and sale of the Registrable Notes covered by, or the sale by Participating Broker-Dealers of the Exchange Notes pursuant to, such Prospectus and any amendment or supplement thereto.

(h)                             Prior to any public offering of Registrable Notes or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, use their respective commercially reasonable efforts to register or qualify, and to cooperate with the selling Holders of Registrable Notes or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request in writing; provided, however, that where Exchange Notes held by Participating Broker-Dealers or Registrable Notes are offered other than through an underwritten offering, the Issuers agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 6(h), keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Exchange Notes held by Participating Broker-Dealers or the Registrable Notes covered by the applicable Registration Statement; provided, however, that no Issuer shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

(i)                                 If a Shelf Registration or Demand Registration Statement is filed pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof, as applicable, cooperate with the selling Holders of Registrable Notes and the managing underwriter or underwriters, if any, to facilitate the timely preparation and  delivery of certificates representing Registrable Notes to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Notes to be in such denominations (subject to applicable requirements contained in the Indenture) and registered in such names as the managing underwriter or underwriters, if any, or Holders may request.

(j)                                 Use their respective commercially reasonable efforts to cause the Registrable Notes covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter or underwriters, if any, to consummate the disposition of such Registrable Notes, except as may be required solely as a consequence of the nature of such selling Holder’s business, in which case the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

(k)                              If (1) a Shelf Registration or Demand Registration Statement is filed pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof, as applicable, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, upon the occurrence of any event contemplated by paragraph 6(c)(v) or 6(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 6(a) hereof) file with the SEC, at the sole expense of the Company, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes being sold thereunder (with respect to a Registration Statement filed pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof) or to the purchasers of the Exchange Notes to whom such Prospectus will be delivered by a Participating Broker-Dealer (with respect to any such Registration Statement), any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(l)                                 Use their respective commercially reasonable efforts to cause the Registrable Notes covered by a Registration Statement or the Exchange Notes, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement or the Exchange Notes, as the case may be, or the managing underwriter or underwriters, if any.

(m)                               Prior to the effective date of the first Registration Statement relating to the Registrable Notes, (i) provide the Trustee with certificates for the Registrable Notes in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Notes.

(n)                                 In connection with any underwritten offering of Registrable Notes pursuant to a Shelf Registration or Demand Registration Statement, as applicable, take all such actions as are reasonably requested by the selling Holders and the managing underwriter or underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Notes and, in such connection, (i) make such representations and warranties to, and covenants with, the selling Holders and any underwriters with respect to the business of the Issuers (including any acquired business, properties or entity, if applicable), and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Notes, and confirm the same in writing if and when requested; (ii) obtain the written opinions of counsel to the Issuers, and written updates thereof in form, scope and substance reasonably satisfactory to the selling Holders and the managing underwriter or underwriters, addressed to the selling Holders and the underwriters covering the matters customarily covered in opinions reasonably requested in underwritten offerings; (iii) obtain “cold comfort” letters and updates thereof in form, scope and substance reasonably satisfactory to the selling Holders and the managing underwriter or underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of the Issuers, or of any business acquired by the Issuers, for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the selling Holders and the underwriters, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings of debt securities similar to the Notes; and (iv) enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Notes and such agreement shall contain indemnification provisions and procedures no less favorable to the selling Holders and underwriters than those set forth in Section 8 hereof (or such other provisions and procedures reasonably acceptable to Holders of a majority in aggregate principal amount of Registrable Notes covered by such Registration Statement and the managing underwriter or underwriters or agents, if any).  The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

(o)                                 If (1) a Shelf Registration or Demand Registration Statement is filed pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof, as applicable, or (2) a Prospectus contained in the Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Notes during the Applicable Period, make available for inspection by any selling Holder of such Registrable Notes being sold (with respect to a Registration Statement filed pursuant to Section 2(c) and Section 3 or Section 2(d) and Section 4 hereof), or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Notes, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer (with respect to any such Registration Statement), as the case may be, or underwriter (any such Holders, Participating Broker-Dealers, underwriters, attorneys, accountants or agents, collectively, the “Inspectors”), upon written request, at the offices where normally kept, during reasonable business hours, all pertinent financial and other records, pertinent corporate documents and instruments of the Company and subsidiaries of the Company (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and any of its subsidiaries to supply all information (“Information”) reasonably requested by any such Inspector in connection with such due diligence responsibilities.  Each Inspector shall agree in writing that it will keep the Records and Information confidential and that it will not disclose any of the Records or Information that the Company determines, in good faith, to be confidential and notifies the Inspectors in writing are confidential unless (i) the release of such Records or Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (ii) disclosure of such Records or Information is necessary or advisable, in the opinion of counsel for any Inspector, in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, or (iii) the information in such Records or Information has been made generally available to the public other than by an Inspector or an “affiliate” (as defined in Rule 405) thereof; provided, however, that prior notice shall be provided as soon as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to clauses (i) or (ii) of this sentence to permit the Company to obtain a protective order (or waive the provisions of this paragraph (o)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector.

(p)                                 Provide an indenture trustee for the Registrable Notes or the Exchange Notes, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the TIA not later than the effective date of the first Registration Statement relating to the Registrable Notes; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Registrable Notes, to effect such changes (if any) to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their respective commercially reasonable efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

(q)                                 Comply in all material respects with all applicable rules and regulations of the SEC and make generally available to its securityholders with regard to any applicable Registration Statement, a consolidated earning statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any fiscal quarter (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Notes are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

(r)                                    Upon consummation of the Exchange Offer, if requested by the Holders of a majority in principal amount of the Notes, obtain an opinion of counsel to the Issuers, in a form customary for underwritten transactions, addressed to the Trustee for the benefit of all Holders of Registrable Notes participating in the Exchange Offer, that the Exchange Notes, the related guarantee and the related indenture constitute legal, valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their respective terms, subject to customary exceptions and qualifications.  If the Exchange Offer is to be consummated, upon delivery of the Registrable Notes by Holders to the Company (or to such other Person as directed by the Company), in exchange for the Exchange Notes, the Issuers shall mark, or cause to be marked, on such Registrable Notes that such Registrable Notes are being cancelled in exchange for the Exchange Notes; in no event shall such Registrable Notes be marked as paid or otherwise satisfied.

(s)                                  Cooperate with each seller of Registrable Notes covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Notes and their respective counsel in connection with any filings required to be made with the Financial Industry Regulatory Authority, Inc. (the “FINRA”).

(t)                                    Use their respective commercially reasonable efforts to take all other steps necessary to effect the registration of the Exchange Notes and/or Registrable Notes covered by a Registration Statement contemplated hereby.

The Company may require each seller of Registrable Notes as to which any registration is being effected to furnish to the Company such information regarding such seller and the distribution of such Registrable Notes as the Company may, from time to time, reasonably request in writing.  The Company may exclude from such registration the Registrable Notes of any seller so long as such seller fails to furnish such information within a reasonable time after receiving such request and the failure to include any such seller shall not be deemed to be a default hereunder.  Each seller as to which any Shelf Registration or Demand Registration is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such seller not materially misleading.

If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of any Issuer, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Issuers, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

Each Holder of Registrable Notes and each Participating Broker-Dealer agrees by its acquisition of such Registrable Notes or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Company of a Shelf Suspension Period or Demand Suspension Period or the happening of any event of the kind described in Section 6(c)(ii), 6(c)(iv), 6(c)(v), or 6(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Registrable Notes covered by such Registration Statement or Prospectus or Exchange Notes to be sold by such Holder or Participating Broker-Dealer, as the case may be, until the end of such Shelf Suspension Period or Demand Suspension Period, as the case may be, or such Holder’s or Participating Broker-Dealer’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto.  In the event that the Issuers shall give any such notice, each of the Applicable Period and the Shelf Effectiveness Period or Demand Effectiveness Periods, as the case may be, shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Notes or Demand Notes covered by such Registration Statement or Exchange Notes to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof or (y) the Advice.

7.                                       Registration Expenses

All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Company, whether or not the Exchange Offer Registration Statement or any Shelf Registration Statement or Demand Registration Statement is filed or becomes effective or the Exchange Offer is consummated, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with FINRA in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Notes or Exchange Notes and determination of the eligibility of the Registrable Notes or Exchange Notes for investment under the laws of such jurisdictions (x) where the holders of Registrable Notes are located, in the case of the Exchange Notes, or (y) as provided in

Section 6(h) hereof, in the case of Registrable Notes or Exchange Notes to be sold by a Participating Broker-Dealer during the Applicable Period)), (ii) printing expenses, including, without limitation, expenses of printing certificates for Registrable Notes or Exchange Notes in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Registrable Notes included in  any Registration Statement or in respect of Registrable Notes or Exchange Notes to be sold by any Participating Broker-Dealer during the Applicable Period, as the case may be, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Issuers and, in the case of a Shelf Registration or Demand Registration Statement, reasonable fees and disbursements of one special counsel for all of the sellers of Registrable Notes (exclusive of any counsel retained pursuant to Section 8 hereof), (v) fees and disbursements of all independent certified public accountants referred to in Section 6(n)(iii) hereof (including, without limitation, the expenses of any “cold comfort” letters required by or incident to such performance), (vi) Securities Act liability insurance, if the Issuers desire such insurance, (vii) fees and expenses of all other Persons retained by the Issuers, (viii) internal expenses of the Issuers (including, without limitation, all salaries and expenses of officers and employees of the Issuers performing legal or accounting duties), (ix) the expense of any annual audit, (x) any fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, and the obtaining of a rating of the securities, in each case, if applicable and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, indentures and any other documents necessary in order to comply with this Agreement.  Notwithstanding the foregoing or anything to the contrary in this Agreement, each Holder shall pay all underwriting discounts and commissions of any underwriters with respect to any Registrable Notes sold by or on behalf of it.

8.                                       Indemnification and Contribution

(a)  Each of the Issuers agree, jointly and severally, to indemnify and hold harmless each Holder of Registrable Notes and each Participating Broker-Dealer selling Exchange Notes during the Applicable Period, and each Person, if any, who controls such Person or its affiliates within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (each, a “Participant”) against any losses, claims, damages or liabilities to which any Participant may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

(i)                                     any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if any of the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus or any application or any other document or any amendment or supplement thereto executed by any Issuer based upon written information furnished by or on behalf of any Issuer filed in any jurisdiction in order to qualify the Notes under the securities or “Blue Sky” laws thereof or filed with the SEC or any securities association or securities exchange (each, an “Application”); or

(ii)                                  the omission or alleged omission to state, in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if any of the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus or any Application or any other document or any amendment or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein, in the case of any Prospectus, in light of the circumstances under which they were made, not misleading;

and will reimburse, as incurred, the Participant for any reasonable legal or other expenses incurred by the Participant in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, none of the Issuers will be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if any of the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus or Application or any amendment or supplement thereto in reliance upon and in conformity with information relating to any Participant furnished to the Issuers by such Participant specifically for use therein.  The indemnity provided for in this Section 8 will be in addition to any liability that the Issuers may otherwise have to the indemnified parties.  The Issuers shall not be liable under this Section 8 for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld.

(b)                                 Each Participant, severally and not jointly, agrees to indemnify and hold harmless the Issuers, their directors, their officers and each person, if any, who controls the Issuers within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Issuers or any such director, officer or controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus, or (ii) the omission or the alleged omission to state therein a material fact necessary to make the statements therein, in the case of any Prospectus, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Participant, furnished to the Issuers by the Participant, specifically for use therein; and subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any reasonable legal or other expenses incurred by the Issuers or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof.  The indemnity provided for in this Section 8 will be in addition to any liability that the Participants may otherwise have to the indemnified parties.  The Participants shall not be liable under this Section 8 for any settlement of any claim or action effected without their prior written consent, which shall not be unreasonably withheld.

The Issuers shall not, without the prior written consent of such Participant, effect any settlement or compromise of any pending or threatened proceeding in respect of which such Participant is or could have been a party, or indemnity could have been sought hereunder by such Participant, unless such settlement (A) includes an unconditional written release of such Participant, in form and substance reasonably satisfactory to such Participant, from all liability on claims that are the subject matter of such proceeding and (B) does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of such Participant.

(c)                                  Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof in writing; but the omission to so notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above.  In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after receipt by the indemnifying party of notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties.  After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the provisos to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by Participants who sold a majority in interest of the Registrable Notes and Exchange Notes sold by all such Participants in the case of paragraph (a) of this Section 8 or the Issuers in the case of paragraph (b) of this

Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.  All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred.  After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the prior written consent of the indemnifying party (which consent shall not be unreasonably withheld), unless such indemnified party waived in writing its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.

(d)                                 In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable to, or insufficient to hold harmless, an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Notes or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof).  The relative benefits received by the Company on the one hand and such Participant on the other shall be deemed to be in the same proportion as the principal amount of the Notes bears to the total income on net profit received by such Participant in connection with holding and selling the Notes.  The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Participants, on the other, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or alleged statement or omission, and any other equitable considerations appropriate in the circumstances.  The parties agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph

(e)                                  Notwithstanding any other provision of this paragraph (d), no Participant shall be obligated to make contributions hereunder that in the aggregate exceed the total income on net profit received by such Participant in connection with holding and selling the Notes, less the aggregate amount of any damages that such Participant has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this paragraph (d), each person, if any, who controls a Participant within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Participants, and each director of the Issuers, each officer of the Issuers and each person, if any, who controls the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Issuers.

9.                                       Rules 144 and 144A

The Issuers covenant and agree that they will file the reports required to be filed by them under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner in accordance with the requirements of the Securities Act and the Exchange Act and, if at any time the Company or any Guarantor is not required to file such reports, the Company or such Guarantor, as the case may be, will, upon the request of any Holder or beneficial owner of Registrable Notes, make available such documents and information necessary to permit sales pursuant to Rule 144A. The Issuers further covenant and agree, for so long as any Registrable Notes remain outstanding that they will take such further action as any Holder of Registrable Notes may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Notes without registration under the Securities Act within the limitation of the exemptions provided by Rule 144(k) under the Securities Act and Rule 144A.

10.                                 Underwritten Registrations

If any of the Registrable Notes covered by any Shelf Registration or Demand Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Notes included in such offering and shall be reasonably acceptable to the Company.

No Holder of Registrable Notes may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder’s Registrable Notes on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

11.                                 Joinder Agreement

It shall be a condition precedent for any subsequent holder or holders of Notes (the “Transferee”) after the date of this Agreement, to be entitled to the benefits of this Agreement, that such Transferee (i) become a party to this Agreement by executing and delivering a joinder agreement hereto, substantially in the form attached as Annex A hereto and (ii) execute all such other agreements or documents as may reasonably be requested by the Company.

12.                                 Miscellaneous

(a)                                  No Inconsistent Agreements.  None of the Issuers has, as of the date hereof, and none of the Issuers shall, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof.  The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Issuers’ other issued and outstanding securities under any such agreements.  None of the Issuers will enter into any agreement with respect to any of their securities that will grant to any Person piggy-back registration rights with respect to any Registration Statement filed pursuant to this Agreement.

(b)                                 Adjustments Affecting Registrable Notes.  The Issuers shall not, directly or indirectly, take any action with respect to the Registrable Notes as a class that would adversely affect the ability of the Holders of Registrable Notes to include such Registrable Notes in a registration undertaken pursuant to this Agreement.

(c)                                  Amendments and Waivers.  The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (i) the Issuers, and (ii)(A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Notes and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Notes held by all Participating Broker-Dealers; provided, however, that Section 8 and this Section 12(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any person who was a Holder or Participating Broker-Dealer of Registrable Notes or Exchange Notes, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement.  Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Notes whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Notes may be given by Holders of at least a majority in aggregate principal amount of the Registrable Notes being sold pursuant to such Registration Statement. For the avoidance of doubt, any amendment, modification, supplement or waiver to Section 4 hereof or any other provision of this Agreement that affects only the Affiliate Holders may be amended, modified, supplemented or waived by Holders who are affiliates holding at least a majority in aggregate principal amount of the Registrable Notes held by Holders who are affiliates at the time of such amendment, modification, supplement or waiver.  In addition, this Agreement may be amended or supplemented at any time to add a Transferee as a party to this Agreement pursuant to Section 11 hereof without the consent of any Holder of Registrable Securities.

(d)                                 Notices.  All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

(i)                              if to a Holder of the Registrable Notes or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the Indenture; and

(ii)                           if to the Issuers, at the address as follows:

MxEnergy Holdings Inc.

595 Summer Street Suite 300

Stamford, CT 06901
Facsimile No.:(203) 975-9659
Attention:  Chief Executive Officer

with a copy to:

Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022
Facsimile No.: (212) 230-7639
Attention:  Michael K. Chernick, Esq.

All such notices and communications shall be deemed to have been duly given:  when delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being timely delivered to a next-day air courier; and upon written confirmation, if sent by facsimile.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in such Indenture.

(e)                                  Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto, the Holders and the Participating Broker-Dealers; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Indenture.

(f)                                    Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g)                                 Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)                                 Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

(i)                                     Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j)                                     Notes Held by the Issuers or Their Affiliates.  Except as expressly set forth in the penultimate sentence of Section 12(c), whenever the consent or approval of Holders of a specified percentage of Registrable Notes is required hereunder, Registrable Notes held by the Issuers or their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(k)                                  Entire Agreement.  This Agreement, together with the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Holders on the one hand and the Issuers on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

MXENERGY HOLDINGS INC.

		By:	/s/ Jeffrey A. Mayer
Name: Jeffrey A. Mayer
Title: President and Chief Executive Officer

THE GUARANTORS NAMED IN SCHEDULE 1 ATTACHED HERETO

		By:	/s/ Jeffrey A. Mayer
Name: Jeffrey A. Mayer
Title: President of Guarantors and Chief Executive Officer of MxEnergy Services Inc.

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

NOTE HOLDER

Name:	Morgan Stanley & Co., Inc.

By:	/s/ Illegible
Name: blank
Title:blank

Name:	Hare & Co.

By:	/s/ Jennifer Ye
Name: Jennifer Ye
Title: blank

Name:	Hare & Co.

By:	/s/ Jennifer Ye
Name: Jennifer Ye
Title: blank

Name:	Hare & Co.

By:	/s/ Jennifer Ye
Name: Jennifer Ye
Title: blank

Name:	Hare & Co.

By:	/s/ Jennifer Ye
Name: Jennifer Ye
Title: blank

Name:	PENY & Co.

By:	/s/ Jennifer Ye
Name: Jennifer Ye
Title: blank

Name:	PENY & Co.

By:	/s/ Jennifer Ye
Name: Jennifer Ye
Title: blank

Name:	Hare & Co.

By:	/s/ Jennifer Ye
Name: Jennifer Ye
Title: blank

2

Name:	Seapaddle & Co.

By:	/s/ Brian O’Leary
Name: Brian O’Leary
Title: Vice President

Name:	Seine & Co.

By:	/s/ Brian O’Leary
Name: Brian O’Leary
Title: Vice President

Name:	Seine & Co.

By:	/s/ Brian O’Leary
Name: Brian O’Leary
Title: Vice President

Name:	Seine & Co.

By:	/s/ Brian O’Leary
Name: Brian O’Leary
Title: Vice President

Name:	Marrow & Co.

By:	/s/ Brian O’Leary
Name: Brian O’Leary
Title: Vice President

Name:	Meadmarker & Co.

By:	/s/ Brian O’Leary
Name: Brian O’Leary
Title: Vice President

3

Name:	Eskimo & Co.

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Name:	British & Co.

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Name:	Beacongale & Co.

By:	/s/ Brian O’Leary
Name: Brian O’Leary
Title: Vice President

Name:	Saltship & Co.

By:	/s/ Brian O’Leary
Name: Brian O’Leary
Title: Vice President

Name:	Bigbell & Co.

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Name:	Fiddles & Co.

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

4

Name:	Mellon Trust of New England, N.A.

By:	/s/ illegible
Name: blank
Title: blank

Name:	Camulos Master Fund LP

By:	/s/ Michael P. Iuliano
Name: Michael P. Iuliano
Title: Authorized Signatory

Name:	Camulos Loan Vehicle Fund I LP

By:	/s/ Michael P. Iuliano
Name: Michael P. Iuliano
Title: Authorized Signatory

Name:	Mariner CRA Relative Value Fund

By:	/s/ Barry Campbell
Name: Barry Campbell
Title: Principal

Name:	Battery Park High Yield Opportunity Master Fund Ltd.

By:	/s/ David Crall
Name: David Crall
Title: Portfolio Manager

5

Name:	Battery Park High Yield Opportunity Strategic Fund, Ltd.

By:	/s/ David Crall
Name: David Crall
Title: Portfolio Manager

Name:	Battery Park High Yield Long Short Fund Ltd.

By:	/s/ David Crall
Name: David Crall
Title: Portfolio Manager

Name:	Velvet & Co.

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Name:	Forehooks & Co.

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Name:	Wharfnet & Co.

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

6

Name:	Richard Burns

By:	/s/ Richard Burns
Name: Richard Burns
Title: Account Owner

Name:	Jason Joffe

By:	/s/ Jason Joffe
Name: Richard Burns
Title: Account Owner

Name:	Allison G. Young

By:	/s/ Allison G. Young
Name: Allison G. Young
Title: blank

Name:	Allison G. Young

By:	/s/ Allison G. Young
Name: Allison G. Young
Title: blank

Name:	Taconic Capital Partners LP

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Name:	Deutsche Bank Securities, Inc.

By:	/s/ illegible
Name: blank
Title: blank

7

Name:	Taconic Master Fund 1.5 LP

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Name:	Taconic Master Fund 1.5 LP

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Name:	Taconic Opportunity Master Fund LP

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Name:	Taconic Opportunity Master Fund LP

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Name:	Camulos Loan Vehicle Fund I LP

By:	/s/ Chris Manz
Name: Chris Manz
Title: Authorized Signatory

Name:	AMZAK Capital

By:	/s/ illegible
Name: Kazma
Title: President

8

Name:	UBS Financial Services Inc.

By:	/s/ Luis Fernandes
Name: Luis Fernandes
Title: Sr. Rep. Corp. Actions

Name:	UBS Financial Services Inc.

By:	/s/ Luis Fernandes
Name: Luis Fernandes
Title: Sr. Rep. Corp. Actions

Name:	UBS Financial Services Inc.

By:	/s/ Luis Fernandes
Name: Luis Fernandes
Title: Sr. Rep. Corp. Actions

Name:	UBS Financial Services Inc.

By:	/s/ Luis Fernandes
Name: Luis Fernandes
Title: Sr. Rep. Corp. Actions

Name:	UBS Financial Services Inc.

By:	/s/ Luis Fernandes
Name: Luis Fernandes
Title: Sr. Rep. Corp. Actions

Name:	UBS Financial Services Inc.

By:	/s/ Luis Fernandes
Name: Luis Fernandes
Title: Sr. Rep. Corp. Actions

9

Name:	UBS Financial Services Inc.

By:	/s/ Luis Fernandes
Name: Luis Fernandes
Title: Sr. Rep. Corp. Actions

Name:	UBS Financial Services Inc.

By:	/s/ Luis Fernandes
Name: Luis Fernandes
Title: Sr. Rep. Corp. Actions

Name:	UBS Financial Services Inc.

By:	/s/ Luis Fernandes
Name: Luis Fernandes
Title: Sr. Rep. Corp. Actions

Name:	UBS Financial Services Inc.

By:	/s/ Luis Fernandes
Name: Luis Fernandes
Title: Sr. Rep. Corp. Actions

Name:	Hare & Co.

By:	/s/ illegible
Name: blank
Title: blank

Name:	Hare & Co.

By:	/s/ illegible
Name: blank
Title: blank

10

Name:	Morgan Stanley & Co.

By:	/s/ illegible
Name: blank
Title: blank

Name:	Goldman Sachs & Co.

By:	/s/ illegible
Name: illegible
Title: Vice President

Name:	The Variable Annuity Life Insurance Company

By:	/s/ Tim Lindvall
Name: Tim Lindvall
Title: Vice President

Name:	The Western National Life Insurance Company (k/k/a
AIG Annuity Insurance Company)

By:	/s/ Tim Lindvall
Name: Tim Lindvall
Title: Vice President

Name:	UBS Financial Services Inc.

By:	/s/ Luis Fernandes
Name: Luis Fernandes
Title: Sr. Rep. Corp. Actions

11

Name:	UBS Financial Services Inc.

By:	/s/ Luis Fernandes
Name: Luis Fernandes
Title: Sr. Rep. Corp. Actions

Name:	Newport & Co.

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Name:	Fleetbird & Co.

By:	/s/ Michael Feeley
Name: Michael Feeley
Title: Custody Clerk

Name:	Taconic Master Fund LP

By:	/s/ Joshua Miller
Name: Joshua Miller
Title: Principal

Address for Notices:

12

SCHEDULE 1

Guarantors

Company	Jurisdiction of Organization

MxEnergy Capital Holdings Corp.	Delaware

MxEnergy Capital Corp.	Delaware

Online Choice Inc.	Delaware

MxEnergy Gas Capital Holdings Corp.	Delaware

MxEnergy Electric Capital Holdings Corp.	Delaware

MxEnergy Services Inc.	Delaware

Infometer.com Inc.	Delaware

MxEnergy Gas Capital Corp.	Delaware

MxEnergy Electric Capital Corp.	Delaware

MxEnergy Inc.	Delaware

MxEnergy Electric Inc.	Delaware

ANNEX A

Form of Joinder Agreement

JOINDER AGREEMENT

Reference is hereby made to the Registration Rights Agreement, dated                   , 2009 (the “Registration Rights Agreement”), by and among MxEnergy Holding Inc. (the “Company”), the guarantors listed on Schedule 1 thereto and the holders of the 13.25% Senior Subordinated Secured Notes due 2014 (the “Notes”).  Unless otherwise defined herein, terms defined in the Registration Rights Agreement and used herein shall have the meanings given to them in the Registration Rights Agreement.

The undersigned, as a receipt of the Notes (the “Transferee”) from the Note Holders, hereby unconditionally and irrevocably expressly assumes, confirms and agrees to perform and observe each and any of the covenants, agreements, terms, conditions, obligations, promises and liabilities of a Note Holder under the Registration Rights Agreement as if it were an original signatory thereto.

The undersigned hereby agrees to promptly execute and deliver any and all further documents and take such further action the Company may reasonably require to effect the purpose of this Joinder Agreement.

This Joinder Agreement shall be effective immediately upon consummation of the Transactions.

This Joinder Agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature Page Follows]

A-1

IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement this       day of           , 2009.

TRANSFEREE OF NOTES

By:
Name:
Title:

A-2